Exhibit 99.1

                                             Press Release 2011-7

Goldrich Concludes Seasonal Exploration Program at Chandalar, Alaska

Spokane, WA – October 26th, 2011 - Goldrich Mining Company (OTCBB - GRMC) (the “Company”) has completed its 2011 diamond core drilling campaign at Chandalar, Alaska along with property-wide grid-based soil sampling and a detailed airborne magnetometer survey.

The Company drilled 25 HQ size core holes totaling approximately 15,000 feet in five target areas. The drilling contractor completed the last hole on September 30th. Drill core assays have a turnaround time of approximately six weeks and all assay results should be compiled and released by mid to late November 2011.

The soil sampling, prioritized to first cover known mineralized trends, consisted of over 1,100 samples collected on a reconnaissance scale grid over approximately 65 percent of the 23,000-acre Chandalar property. In the airborne geophysical survey, approximately 750 line miles (1,246 line kilometers) were flown by an international geophysical contractor over the entire Chandalar property along flight lines 100 meters apart.  Preliminary magnetic data reveals known mineralized structures with good clarity and, more importantly, identifies sharp new prospect-scale and district-scale anomalies and mineralized trends.

The 2011 exploration season was successful in significantly expanding the Company’s existing body of geological knowledge about its Chandalar property. The combination of core, soil and magnetic data is expected to provide a solid foundation for going forward with a thorough exploration and evaluation of the numerous gold occurrences on the property.

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For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara at telephone (509) 768-4468; e-mail wschara@goldrichmining.com.

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Goldrich Mining Company is engaged in the business of the discovery and mining of gold deposits.  This endeavor carries certain risks that are commensurate with the potential rewards of such efforts.  These risks cannot be quantified and should not be taken lightly.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern our anticipated results and developments in the Company’s operations in future periods, planned exploration of its properties, plans related to its business and other matters that may occur in the future. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our property being in the exploration stage;

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risks related our mineral operations being subject to government regulation;

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risks related to our ability to obtain additional capital to develop our resources, if any;

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risks related to mineral exploration activities;

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risks related to the fluctuation of prices for precious and base metals, such as gold, silver and copper;

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risks related to the competitive industry of mineral exploration;

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risks related to our title and rights in our mineral property;

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risks related the possible dilution of our common stock from additional financing activities; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

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